Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact: John N. Hatsopoulos American DG Energy Inc. 781.622.1120 john.hatsopoulos@americandg.com	Media Contact: Barry J. Sanders American DG Energy Inc. 781.522.6010 barry.sanders@americandg.com

American DG Energy Reports Second Quarter 2013 Financial Performance

Second quarter energy revenue increases by 53% compared to a year ago

WALTHAM, Mass. - August 13, 2013 - American DG Energy Inc. (NYSE MKT: ADGE), a leading On-Site Utility, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported total revenues of $1,769,783 in the second quarter of 2013, compared to $1,192,957 for the same period in 2012, an increase of 48%. GAAP diluted loss per share (EPS) was $(0.02) in the second quarter of 2013, compared with $(0.05) for the same period in 2012.

Major Highlights:

Financial

•
Energy revenue increased by 53% to $1,732,497 in the second quarter of 2013, compared to $1,136,265 for the same period in 2012. Utility rates for thermal energy (such as natural gas) decreased approximately 2% and electricity rates decreased by 4% in the second quarter of 2013 compared to the same period in 2012, which lowered our energy revenue for the period.

•
EBITDA cash outflows for American DG Energy in North America were $137,567 in the second quarter of 2013. The EuroSite Power cash outflows were $446,432; therefore, our consolidated EBITDA cash outflows were $583,999 in the second quarter of 2013.

•	Energy gross profit margin without depreciation was 34% in the second quarter of 2013.

•	EuroSite Power issued 4% Senior Unsecured Convertible Notes Due 2015 and raised $4.0 million; $2.9 million from accredited investors and $1.1 million from conversion of an American DG Energy note.

•	We finished the second quarter of 2013 with approximately $10.8 million in cash.

•	The total revenue value of our On-Site Utility energy agreements since inception is approximately $285 million using various market assumptions and estimates made by the Company.

Operations

•	Total energy production increased by 55% to 24.6 million kWh in the second quarter of 2013 compared to the same period in 2012. This energy production was attributable to the following core markets:

Housing	25%
Healthcare	23%
Hospitality	19%
Fitness	19%
Education	9%
Other	5%
TOTAL	100%

•	We currently operate 104 energy systems and our current backlog consists of 37 energy systems.

•We signed the following new contracts

◦300 kW Combined Heat and Power (CHP) system with two buildings in New Jersey.
◦100 kW CHP system with Roko Health Club in York, United Kingdom (UK).
◦100 kW CHP system with Bury St Edmunds Leisure Center in Suffolk, UK.
◦100 kW CHP system with Leisure Connection for the Dunstable Leisure Centre in Dunstable, UK.

•We commenced operations at the following:

◦	Two 450-ton chillers at Doral Arrowwood Hotel and Conference Center in Rye, New York, in addition to the 375 kW CHP systems already operating at the property since 2011.
◦75 kW CHP system at YMCA in Greenwich, Connecticut.
◦100 kW CHP system at Roko Health Club in GiIlingham, UK.
◦100 kW CHP system at DoubleTree by Hilton in Cambridge, UK.
◦100 kW CHP system at Roko Health Club in Nottingham, UK.

American DG Energy will hold its earnings conference call today, August 13, 2013 at 10:00 a.m. Eastern Time. To listen, call (800) 860-2442 within the U.S, (866) 605-3852 from Canada or (412) 858-4600 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on our web site at www.americandg.com in the “Investors” section under "News Releases.”

The earnings conference call will be recorded and available for playback one hour after the end of the call through Friday, September 13, 2013. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Conference Number 10032396.

The earnings conference call will be webcast live. To register for and listen to the webcast, go to www.americandg.com/webcast. Following the call, the webcast will be archived for 30 days.

About American DG Energy
American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities - without any capital or start-up costs to the energy user - through our On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. Learn more about how American DG Energy reduces energy costs at www.americandg.com or follow us on Facebook and Twitter.

# # #

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended June 30, 2013 and June 30, 2012
(unaudited)

	Three Months Ended
	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)
Revenues
Energy revenues	$1,732,497	$1,136,265
Turnkey & other revenues	37,286	56,692
	1,769,783	1,192,957
Cost of sales
Fuel, maintenance and installation	1,136,802	694,746
Depreciation expense	329,302	534,888
	1,466,104	1,229,634
Gross profit	303,679	(36,677)
Operating expenses
General and administrative	844,418	677,371
Selling	277,388	624,159
Engineering	267,588	300,265
	1,389,394	1,601,795
Loss from operations	(1,085,715)	(1,638,472)

Other income (expense), net
Interest and other income	42,144	13,682
Interest expense	(260,537)	(447,477)
Change in fair value of warrant liability	208,187	(44,602)
	(10,206)	(478,397)
Loss before provision for state income taxes	(1,095,921)	(2,116,869)
Benefit (provision) for state income taxes	(7,055)	7,140
Consolidated net loss	(1,102,976)	(2,109,729)
(Income) loss attributable to the noncontrolling interest	54,484	60,764
Net loss attributable to American DG Energy Inc.	$(1,048,492)	$(2,048,965)

Net loss per share - basic and diluted	$(0.02)	$(0.04)
Weighted average shares outstanding - basic and diluted	48,619,404	46,639,141

Non-GAAP financial disclosure
Loss from operations	$(1,085,715)	$(1,638,472)
Depreciation expense	355,044	548,673
Stock based compensation	146,672	189,130
Adjusted EBITDA	(583,999)	(900,669)
Grants from rebates and incentives (reduction in basis of property)	—	260,701
Total cash outflows	$(583,999)	$(639,968)

CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013 and June 30, 2012
(unaudited)

	Six Months Ended
	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)
Revenues
Energy revenues	$3,746,934	$2,587,834
Turnkey & other revenues	82,161	107,525
	3,829,095	2,695,359
Cost of sales
Fuel, maintenance and installation	2,520,585	1,697,558
Depreciation expense	656,990	829,584
	3,177,575	2,527,142
Gross profit	651,520	168,217
Operating expenses
General and administrative	1,482,843	1,445,323
Selling	690,186	1,044,335
Engineering	556,156	580,077
	2,729,185	3,069,735
Loss from operations	(2,077,665)	(2,901,518)

Other income (expense), net
Interest and other income	66,288	26,440
Interest expense	(559,346)	(741,033)
Change in fair value of warrant liability	319,006	(261,336)
	(174,052)	(975,929)
Loss before provision for state income taxes	(2,251,717)	(3,877,447)
Provision for state income taxes	(41,639)	(11,962)
Consolidated net loss	(2,293,356)	(3,889,409)
(Income) loss attributable to the noncontrolling interest	75,813	70,751
Net loss attributable to American DG Energy Inc.	$(2,217,543)	$(3,818,658)

Net loss per share - basic and diluted	$(0.05)	$(0.08)
Weighted average shares outstanding - basic and diluted	48,555,424	46,639,141

Non-GAAP financial disclosure
Loss from operations	$(2,077,665)	$(2,901,518)
Depreciation expense	694,697	857,224
Stock based compensation	283,360	379,857
Adjusted EBITDA	(1,099,608)	(1,664,437)
Grants from rebates and incentives (reduction in basis of property)	146,318	260,701
Total cash outflows	$(953,290)	$(1,403,736)

CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended June 30, 2013
(unaudited)

	Three Months Ended
	June 30, 2013
	American DG Energy*	EuroSite Power	Eliminations	Total

Revenues
Energy revenues	$1,541,743	$190,754	$—	$1,732,497
Turnkey & other revenues	37,286	—	—	37,286
	1,579,029	190,754	—	1,769,783
Cost of sales
Fuel, maintenance and installation	960,401	176,401	—	1,136,802
Depreciation expense	312,003	17,299	—	329,302
	1,272,404	193,700	—	1,466,104
Gross profit (loss)	306,625	(2,946)	—	303,679
Operating expenses
General and administrative	473,135	371,283	—	844,418
Selling	148,818	128,570	—	277,388
Engineering	233,086	34,502	—	267,588
	855,039	534,355	—	1,389,394
Loss from operations	(548,414)	(537,301)	—	(1,085,715)

Other income (expense), net
Interest and other income	41,576	568	—	42,144
Interest expense	(240,045)	(20,492)	—	(260,537)
Change in fair value of warrant liability	208,187	—	—	208,187
	9,718	(19,924)	—	(10,206)
Loss before provision for state income taxes	(538,696)	(557,225)	—	(1,095,921)
Benefit (provision) for state income taxes	(7,055)	—	—	(7,055)
Consolidated net loss	(545,751)	(557,225)	—	(1,102,976)
(Income) loss attributable to the noncontrolling interest	(60,862)	—	115,346	54,484
Net loss attributable to American DG Energy Inc.	$(606,613)	$(557,225)	$115,346	$(1,048,492)

Net loss per share - basic and diluted	$(0.01)			$(0.02)
Weighted average shares outstanding - basic and diluted	48,619,404			48,619,404

Non-GAAP financial disclosure
Loss from operations	$(548,414)	$(537,301)	$—	$(1,085,715)
Depreciation expense	337,745	17,299	—	355,044
Stock based compensation	73,102	73,570	—	146,672
Adjusted EBITDA	(137,567)	(446,432)	—	(583,999)
Grants from rebates and incentives (reduction in basis of property)	—	—	—	—
Total EBITDA cash outflows	$(137,567)	$(446,432)	$—	$(583,999)

* American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended June 30, 2012
(unaudited)

	Three Months Ended
	June 30, 2012
	American DG Energy*	EuroSite Power	Eliminations	Total

Revenues
Energy revenues	$1,136,265	$—	$—	$1,136,265
Turnkey & other revenues	29,098	27,594	—	56,692
	1,165,363	27,594	—	1,192,957
Cost of sales
Fuel, maintenance and installation	674,642	20,104	—	694,746
Depreciation expense	534,888	—	—	534,888
	1,209,530	20,104	—	1,229,634
Gross profit (loss)	(44,167)	7,490	—	(36,677)
Operating expenses
General and administrative	417,809	259,562	—	677,371
Selling	466,938	157,221	—	624,159
Engineering	266,273	33,992	—	300,265
	1,151,020	450,775	—	1,601,795
Loss from operations	(1,195,187)	(443,285)	—	(1,638,472)

Other income (expense), net
Interest and other income	9,509	4,173	—	13,682
Interest expense	(447,477)	—	—	(447,477)
Change in fair value of warrant liability	(44,602)	—	—	(44,602)
	(482,570)	4,173	—	(478,397)
Loss before provision for state income taxes	(1,677,757)	(439,112)	—	(2,116,869)
Benefit (provision) for state income taxes	7,140	—	—	7,140
Consolidated net loss	(1,670,617)	(439,112)	—	(2,109,729)
(Income) loss attributable to the noncontrolling interest	(25,589)	—	86,353	60,764
Net loss attributable to American DG Energy Inc.	$(1,696,206)	$(439,112)	$86,353	$(2,048,965)

Net loss per share - basic and diluted	$(0.04)			$(0.04)
Weighted average shares outstanding - basic and diluted	46,639,141			46,639,141

Non-GAAP financial disclosure
Loss from operations	$(1,195,187)	$(443,285)	$—	$(1,638,472)
Depreciation expense	547,963	710	—	548,673
Stock based compensation	67,108	122,022	—	189,130
Adjusted EBITDA	(580,116)	(320,553)	—	(900,669)
Grants from rebates and incentives (reduction in basis of property)	260,701	—	—	260,701
Total EBITDA cash outflows	$(319,415)	$(320,553)	$—	$(639,968)

* American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013
(unaudited)

	Six Months Ended
	June 30, 2013
	American DG Energy*	EuroSite Power	Eliminations	Total

Revenues
Energy revenues	$3,439,072	$307,862	$—	$3,746,934
Turnkey & other revenues	82,161	—	—	82,161
	3,521,233	307,862	—	3,829,095
Cost of sales
Fuel, maintenance and installation	2,249,714	270,871	—	2,520,585
Depreciation expense	624,527	32,463	—	656,990
	2,874,241	303,334	—	3,177,575
Gross profit (loss)	646,992	4,528	—	651,520
Operating expenses
General and administrative	916,294	566,549	—	1,482,843
Selling	380,398	309,788	—	690,186
Engineering	489,945	66,211	—	556,156
	1,786,637	942,548	—	2,729,185
Loss from operations	(1,139,645)	(938,020)	—	(2,077,665)

Other income (expense), net
Interest and other income	64,490	1,798	—	66,288
Interest expense	(533,601)	(25,745)	—	(559,346)
Change in fair value of warrant liability	319,006	—	—	319,006
	(150,105)	(23,947)	—	(174,052)
Loss before provision for state income taxes	(1,289,750)	(961,967)	—	(2,251,717)
Benefit (provision) for state income taxes	(41,639)	—	—	(41,639)
Consolidated net loss	(1,331,389)	(961,967)	—	(2,293,356)
(Income) loss attributable to the noncontrolling interest	(123,315)	—	199,128	75,813
Net loss attributable to American DG Energy Inc.	$(1,454,704)	$(961,967)	$199,128	$(2,217,543)

Net loss per share - basic and diluted	$(0.03)			$(0.05)
Weighted average shares outstanding - basic and diluted	48,555,424			48,555,424

Non-GAAP financial disclosure
Loss from operations	$(1,139,645)	$(938,020)	$—	$(2,077,665)
Depreciation expense	662,234	32,463	—	694,697
Stock based compensation	181,995	101,365	—	283,360
Adjusted EBITDA	(295,416)	(804,192)	—	(1,099,608)
Grants from rebates and incentives (reduction in basis of property)	146,318	—	—	146,318
Total EBITDA cash outflows	$(149,098)	$(804,192)	$—	$(953,290)

* American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012
(unaudited)

	Six Months Ended
	June 30, 2012
	American DG Energy*	EuroSite Power	Eliminations	Total

Revenues
Energy revenues	$2,587,834	$—	$—	$2,587,834
Turnkey & other revenues	79,931	27,594	—	107,525
	2,667,765	27,594	—	2,695,359
Cost of sales
Fuel, maintenance and installation	1,677,454	20,104	—	1,697,558
Depreciation expense	829,584	—	—	829,584
	2,507,038	20,104	—	2,527,142
Gross profit (loss)	160,727	7,490	—	168,217
Operating expenses
General and administrative	869,516	575,807	—	1,445,323
Selling	749,340	294,995	—	1,044,335
Engineering	546,085	33,992	—	580,077
	2,164,941	904,794	—	3,069,735
Loss from operations	(2,004,214)	(897,304)	—	(2,901,518)

Other income (expense), net
Interest and other income	17,299	9,141	—	26,440
Interest expense	(741,033)	—	—	(741,033)
Change in fair value of warrant liability	(261,336)	—	—	(261,336)
	(985,070)	9,141	—	(975,929)
Loss before provision for state income taxes	(2,989,284)	(888,163)	—	(3,877,447)
Benefit (provision) for state income taxes	(11,962)	—	—	(11,962)
Consolidated net loss	(3,001,246)	(888,163)	—	(3,889,409)
(Income) loss attributable to the noncontrolling interest	(82,206)	—	152,957	70,751
Net loss attributable to American DG Energy Inc.	$(3,083,452)	$(888,163)	$152,957	$(3,818,658)

Net loss per share - basic and diluted	$(0.07)			$(0.08)
Weighted average shares outstanding - basic and diluted	46,639,141			46,639,141

Non-GAAP financial disclosure
Loss from operations	$(2,004,214)	$(897,304)	$—	$(2,901,518)
Depreciation expense	856,514	710	—	857,224
Stock based compensation	127,865	251,992	—	379,857
Adjusted EBITDA	(1,019,835)	(644,602)	—	(1,664,437)
Grants from rebates and incentives (reduction in basis of property)	260,701	—	—	260,701
Total EBITDA cash outflows	$(759,134)	$(644,602)	$—	$(1,403,736)

* American DG Energy includes related LLC.

CONSOLIDATED BALANCE SHEETS
As of June 30, 2013 and December 31, 2012
(unaudited)

	June 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$10,815,833	$13,362,919
Accounts receivable, net	871,243	761,678
Unbilled revenue	19,437	19,492
Due from related party	678,340	18,372
Inventory	2,974,270	2,920,444
Prepaid and other current assets	330,296	308,164
Total current assets	15,689,419	17,391,069
Property, plant and equipment, net	20,144,242	17,253,648
Accounts receivable, long-term	36,000	46,800
Other assets, long-term	42,104	47,216
TOTAL ASSETS	$35,911,765	$34,738,733

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$505,214	$765,618
Accrued expenses and other current liabilities	566,879	532,420
Due to related party	55,955	41,812
Capital lease obligations	1,683	3,365
Total current liabilities	1,129,731	1,343,215
Long-term liabilities:
Convertible debentures	22,300,000	19,400,000
Warrant liability	70,448	389,454
Capital lease obligations, long-term	—	—
Other long-term liabilities	22,640	29,444
Total liabilities	23,522,819	21,162,113

Stockholders’ equity:
American DG Energy Inc. stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; 48,807,195 and 48,490,733 issued and outstanding at June 30, 2013 and December 31, 2012, respectively	48,807	48,491
Additional paid-in capital	37,787,431	37,001,439
Accumulated deficit	(26,674,388)	(24,456,845)
Total American DG Energy Inc. stockholders’ equity	11,161,850	12,593,085
Noncontrolling interest	1,227,096	983,535
Total stockholders’ equity	12,388,946	13,576,620
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,911,765	$34,738,733

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2013 and June 30, 2012
(unaudited)

	Six Months Ended
	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,217,543)	$(3,818,658)
Income (loss) attributable to noncontrolling interest	(75,813)	(70,751)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	694,697	857,224
Provision for losses on accounts receivable	64,134	74,291
Amortization of deferred financing costs	5,112	1,176
Increase (decrease) in fair value of warrant liability	(319,006)	261,336
Noncash interest expense	528,489	712,921
Stock-based compensation	283,360	379,857
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable and unbilled revenue	(162,844)	(81,911)
Due from related party	(659,968)	(47,360)
Inventory	(53,826)	(491,118)
Prepaid and other current assets	3,312	(59,013)
Increase (decrease) in:
Accounts payable	(260,404)	(34,929)
Accrued expenses and other current liabilities	34,459	81,661
Due to related party	14,143	267,486
Other long-term liabilities	(6,804)	(6,804)
Net cash used in operating activities	(2,128,502)	(1,974,592)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,123,791)	(933,687)
Net cash used in investing activities	(3,123,791)	(933,687)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of subsidiary convertible debentures, net of costs	2,874,556	—
Proceeds from issuance of warrants	—	7,500
Proceeds from sale of common stock, net of costs	—	1,560,000
Proceeds from sale of subsidiary common stock, net of costs	(4,558)	—
Proceeds from exercise of stock options	—	114,882
Purchases of common stock, net of costs	—	(750,000)
Principal payments on capital lease obligations	(1,682)	(1,682)
Distributions to noncontrolling interest	(163,109)	(144,092)
Net cash provided by financing activities	2,705,207	786,608

Net (decrease) increase in cash and cash equivalents	(2,547,086)	(2,121,671)
Cash and cash equivalents, beginning of the period	13,362,919	17,801,025
Cash and cash equivalents, end of the period	$10,815,833	$15,679,354